UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Mutual Settlement and Release Agreement with Unreal Estate Inc.

As previously disclosed, on November 29, 2024: (i) reAlpha Tech Corp. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), with Unreal Estate LLC (the “Seller”), USRealty Brokerage Solutions, LLC (“US Realty”) and Unreal Estate Inc. (“Unreal Estate”), pursuant to which, on November 20, 2024 the Company acquired from the Seller 100% of the membership interests of US Realty that were outstanding immediately prior to the execution of the Purchase Agreement; (ii) the Company entered into a Letter Agreement (the “Letter Agreement”), with the Seller and Unreal Estate, pursuant to which the Company agreed to purchase an aggregate amount of $600,000 of convertible promissory notes from Unreal Estate in a series of six installments; and (iii) Unreal Estate issued and sold to the Company, pursuant to the terms of the Letter Agreement, a convertible promissory note in the original principal amount of $60,000 (the “Note,” and together with the Purchase Agreement and the Letter Agreement, the “Agreements”).

On March 19, 2025, the Company entered into a Mutual Settlement and Release Agreement (the “Settlement Agreement”), with Unreal Estate, to resolve certain claims and disputes between the Company and Unreal Estate related to their respective obligations under the Agreements and the transactions contemplated thereby. Pursuant to the Settlement Agreement, the Company agreed to pay Unreal Estate a total sum of $80,000 in cash within one business day following Unreal Estate’s execution and delivery of the Settlement Agreement, and the parties agreed that the Company will retain full ownership of and control over the membership interests of US Realty that the Company had acquired pursuant to the Purchase Agreement.

The Settlement Agreement also includes a mutual release of claims whereby each of the Company and Unreal Estate agreed (on behalf of themselves and their respective affiliates, successors and assigns) to release the other party of any known and unknown claims arising out of or related to the Agreements and other specified agreements entered into in connection therewith, subject to certain exceptions only with respect to the release of claims given by the Company.

Pursuant to and as a result of the Settlement Agreement, the Note was cancelled and the parties confirmed the termination of the Letter Agreement. In addition, the Settlement Agreement contains representations, warranties and covenants that are customary for transactions of this type.

The foregoing description of the Settlement Agreement does not purport to be complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Streeterville Capital, LLC Exchange Agreement

On March 20, 2025, the Company and Streeterville Capital, LLC (the “Note Holder”), the holder of that certain outstanding secured promissory note issued on August 14, 2024 (the “Original Note”), entered into an exchange agreement (the “Exchange Agreement”), pursuant to which the Company and the Note Holder agreed to (i) partition a new secured promissory note in the form of the Original Note (the “Partitioned Note”) in the original principal amount of $20,000 (the “Exchange Amount”) and then cause the outstanding balance of the Original Note to be reduced by the Exchange Amount; and (ii) exchange the Partitioned Note for the delivery of 15,873 shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share, at an effective price per Exchange Share equal to $1.26, which is the Minimum Price as defined in Nasdaq Listing Rule 5635(d) (the “Exchange”).

The Exchange Agreement also contain representations, warranties and covenants that are customary for this type of transaction.

The foregoing description of the Exchange Agreement does not purport to be complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

To the extent required, the information under the heading “Mutual Settlement and Release Agreement with Unreal Estate Inc.” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required, the information under the heading “Streeterville Capital, LLC Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The offer and sale of the Exchange Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Shares are being issued in exchange for the Partitioned Note which is another outstanding security of the Company; (b) there is no additional consideration of value being delivered by the Note Holder in connection with the Exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the Exchange.

As of March 21, 2025, the Company has 46,230,934 shares of common stock outstanding, which includes the Exchange Shares that will be issued in the Exchange.

Item 8.01 Other Events.

On March 19, 2025, GEM Yield Bahamas Limited (“GYBL”) filed a complaint against the Company in the United States District Court for the Southern District of New York (the “Action”). The Action concerns a certain warrant to purchase common stock, issued by the Company to GYBL, on October 23, 2023 (the “Warrant”). GYBL’s complaint asserts two causes of action against the Company: (1) breach of the Warrant, and (2) declaratory relief concerning the validity and enforceability of the Warrant. In addition to the declaratory relief, GYBL is seeking monetary damages in an amount to be determined at trial, specific performance of the Warrant and attorneys’ fees and litigation costs. The Company intends to defend against GYBL’s claims and litigate its legal rights to the fullest extent, in the best interest of its stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Mutual Settlement and Release Agreement, dated as of March 19, 2025, between reAlpha Tech Corp. and Unreal Estate Inc.
10.2*	Exchange Agreement, dated as of March 20, 2025, between reAlpha Tech Corp. and Streeterville Capital, LLC.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2025	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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